Exhibit 10.37

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

PRODUCT AGREEMENT

Pursuant to the Master Manufacturing Services Agreement dated August 3, 2015 between Patheon Pharmaceuticals Inc., and Acadia Pharmaceuticals Inc., as amended January 1, 2022 (collectively the “Master Agreement”), this Product Agreement (this “Product Agreement” or “PA”) is effective as of May 1, 2022 (the “Effective Date”), and is entered into by Acadia Pharmaceuticals Inc., a Delaware corporation having its principal place of business at 12830 El Camino Real, Suite 400, San Diego, California 92130 ( “Acadia” or “Client”), and Patheon Pharmaceuticals Inc., having a principal place of business at 2110 East Galbraith Road, Cincinnati, OH 45237( “Patheon”) on behalf of itself and its Affiliates, as defined in Section 1.3 of the Master Agreement) within the Thermo Fisher Scientific Inc. Pharma Services Group. Patheon and Acadia may be collectively referred to as the parties and individually as a party.

The terms and conditions of the Master Agreement are incorporated herein and apply with full force and effect except to the extent this Product Agreement expressly references the specific provision in the Master Agreement to be modified by this Product Agreement. All capitalized terms that are used but not defined in this Product Agreement will have the respective meanings given to them in the Master Agreement.

The Schedules to this Product Agreement are incorporated herein and will be construed in accordance with the terms of this Product Agreement and the Master Agreement.

1.
Product and Specifications: Tronfinetide Oral Solution (“Product” or “Tronfinetide”) (See Schedule A attached hereto)
2.
Price (See Schedule B attached hereto)
3.
Key Technical Parameters (See Schedule C attached hereto) and Active Materials- Source and Credit Value (See Schedule D attached hereto)
4.
Technology Transfer Activities and Equipment Requirements: See the parties’ Technology Transfer Services Agreement C-WRC-121145-R5 effective February 6, 2020 and any amendments thereto. Any equipment requirements will be discussed, evaluated, and agreed upon in writing by the parties.

5. Territory: [***]

6. Manufacturing Site: Patheon Whitby Canada 111 Consumers Drive Whitby, Ontario L1N 5Z5

7. Governing Law: Per Section 13.16 of the Master Agreement

8. Currency: USD.

9. Initial Product Term: From the Effective Date through May 1, 2027

10. Commercial Launch Date: February 2023

11. Notices: Per Section 13.9 of the Master Agreement

12. Other Modifications to the Master Agreement are listed below by reference to the Master Agreement Section number:

a. Section 2.1 of the Master Agreement shall be modified for the purposes of this Product Agreement to add language as follows: “The Annual Minimum requirement stated in Section 2.1 of the Master Agreement shall not apply to the Product Agreement for Trofinetide. Client will allocate to Patheon to manufacture an Annual Minimum of at least [***]% of the projected Product to be manufactured for sale by Client in the Territory in a particular Year. Schedule B, attached hereto and incorporated by reference, shall set forth Patheon’s Annual Volume and the costs.

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Product Agreement as of the Effective Date set forth above.

PATHEON PHARMACEUTICALS INC.

By: /s/ Bobbi Ellis___________________

Name: __Bobbi Ellis_________________

Title: Senior Director & General Manager_

ACADIA PHARMACEUTICALS INC.

By: /s/ Bob Mischler__________________

Name: Bob Mischler

Title: SVP, Strategy and Technology Operations

SCHEDULE A

PRODUCT and SPECIFICATIONS

Product

Trofinetide Oral Solution (“Product”).

•
Indication: Treatment of the core symptoms of Rett syndrome by reducing neuroinflammation and supporting synaptic function.
•
Patheon’s preliminary categorisation: Category 2

Table 1. Key Product parameter overview

Product	Strength	Solid Form	Packaging Configuration
Trofinetide Oral Solution	200mg/ml	Oral Solution	[***]

Specifications

Prior to the start of commercial manufacturing of the Product under this Agreement, Acadia will provide Product Specifications.

SCHEDULE B

ANNUAL VOLUME AND PRICE

Annual Volume Forecasts

Projected Annual Volume forecast are outlined in the tables below.

[***]

1. Pricing Tables

[***]

2. Costs Included in Price

[***]3. Costs Not Included in Price- The parties may desire to include any of the following costs at a later time by agreement in writing or by amendment to this PA.

[***]SCHEDULE C

KEY TECHNICAL PARAMETERS

The following technical parameters apply to the production of Trofinetide Oral Solution and the materials used therein. Pricing may be adjusted upon mutual written agreement to reflect any technical changes foreseen during the Technology Transfer project or after the manufacture of validation batches to reflect any Specification or process changes.

1. Manufacturing Parameters

[***]

2. Packaging Parameters

[***]3. Testing Conditions

•
Testing for raw materials, packaging components, and finished product are based on information provided by Acadia and Patheon’s best estimates.
•
It is assumed that QC test methods are fully validated and robust at the time of manufacture.
•
The analytical testing included in this PA are listed in the table below:
•
[***]Microbiological testing has been included.
•
Testing labour may be subject to change after the final agreements on testing Specifications and requirements.

Supply Chain

•
Patheon will procure Components for the manufacture of Trofinetide Oral Solution from Patheon qualified suppliers. Should Acadia require Patheon to source any materials from specified suppliers, then these suppliers will remain under the quality audit control of Acadia unless an agreement is reached for Patheon to take on this responsibility.
•
Components will be supplied by Patheon in accordance with the Specifications agreed. Patheon will issue formal Patheon specifications for each Component.
•
Each lot of incoming Components will be sampled and tested according to the agreed Specifications.
•
The API will be provided free issue/released to Patheon by Acadia or its qualified supplier.
•
The API and all excipients used for the manufacture will be GMP grade and from TSE/BSE certified sources.
•
Shipping INCOTERMS: Exworks – from Patheon’s Whitby facility for finished Product in accordance with Section 5.4 of the Master Agreement

SCHEDULE D

ACTIVE MATERIALS

Active Materials	Supplier
Trofinetide and Trofinetide Trihydrate	• FIS, Italy • Corden, Italy

ACTIVE MATERIALS CREDIT VALUE

The Active Materials Credit Value will be as follows:

PRODUCT	ACTIVE MATERIALS	ACTIVE MATERIALS CREDIT VALUE
Trofinetide Oral Solution, 450ml 200mg/ml	Trofinetide	Client's actual cost for Active Materials not to exceed $[***]per kilogram

MAXIMUM CREDIT VALUE

Patheon's liability for Active Materials calculated in accordance with Section 2.2 of the Master Agreement for Product in a Year will not exceed, in the aggregate, the maximum credit value set forth below:

PRODUCT	MAXIMUM CREDIT VALUE
Trofinetide Oral Solution, 450ml 200mg/ml	[***]

Subject to Section 13.3 of the Master Agreement, Patheon shall in good faith explore with its internal business units its standard business policies for obtaining and/or assisting Client in obtaining supplemental insurance to insure for potential lost batches and other events causing Product loss. Notwithstanding the foregoing, nothing in this paragraph creates any obligation of Patheon to purchase any supplemental insurance to insure for Client’s Product.